EXHIBIT 10.72

                        AMENDMENT NO. 4 TO THIRD AMENDED
                    AND RESTATED LOAN AND SECURITY AGREEMENT


                  AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("this Amendment"), dated as of December 16, 2003, among SWEETHEART CUP COMPANY INC., a Delaware corporation (the "Borrower"), SWEETHEART HOLDINGS INC., a Delaware corporation ("Holdings"), the lending institutions party hereto and BANK OF AMERICA, N.A., as Agent (the "Agent").

                  WHEREAS, the Borrower, Holdings, the lenders party thereto and the Agent entered into a certain Third Amended and Restated Loan and Security Agreement, dated as of March 25, 2002 as amended (such agreement as amended being referred to herein as the "Loan and Security Agreement"), pursuant to which such lenders have agreed, subject to certain terms and conditions, to make revolving advances and term loans to the Borrower and to issue or to cause the issuance of letters of credit for the account of the Borrower;

                  WHEREAS, the Borrower, Holdings, the Lenders and the Agent desire to amend the Loan and Security Agreement;

                  NOW, THEREFORE, the Borrower, Holdings, the Lenders and the Agent hereby agree as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan and Security Agreement.

                  SECTION 2. AMENDMENTS. The Loan and Security Agreement shall be, and upon the fulfillment of the conditions set forth in Section 4 hereof is, amended as follows:

                  2.1. The definition of "Applicable Margin" in Section 1.1 of the Loan and Security Agreement is amended by adding the phrase "(3.00% on and after March 1, 2004)" immediately after the percentage "2.50%" in clause (ii) thereof.

                  2.2. The definition of "Availability" in Section 1.1 of the Loan and Security Agreement is amended by (i) deleting the word "or" immediately before clause (a)(iv) thereof and (ii) adding the following immediately after such clause (a)(iv) before the semicolon:

                  ", (v) if and so long as any Senior Refinancing Notes remain outstanding, the maximum amount permitted under the indenture governing the Senior Refinancing Notes that the Borrower may borrow under the revolving credit facility provided hereunder or (vi) if and so long as any Junior Subordinated Debt remains outstanding, the maximum amount permitted under the note purchase agreement governing the Junior Subordinated Debt that the Borrower may borrow under the revolving credit facility provided hereunder"

                  2.3. Clause (v) of the definition of "Change of Control" in
                  Section 1.1 of the Loan and Security Agreement is amended in its entirety to read as follows:

                  "(v) there shall occur a "Change of Control" (as such term is defined in the indenture governing any of the Fonda Senior Subordinated Notes, the Senior Exchange Notes (if outstanding) or the Senior Refinancing Notes (if issued) or the note purchase agreement governing the Junior Subordinated Debt); or"

                  2.4. The definition of "Commitment" in Section 1.1 of the Loan and Security Agreement is amended by adding the phrase "and the definition of Maximum Revolver Amount" immediately after the words "Sections 4.5(b) and Section 13.3".

                  2.5. The definition of "Fixed Charge Component" in Section 1.1 of the Loan and Security Agreement is amended by adding the words "any payment made with proceeds of Junior Subordinated Debt or" to the beginning of clause (y) of the parenthetical contained in clause (v) of such definition immediately before the words "any payment made with proceeds".

                  2.6. New definition "Fonda Fixed Assets Collateral" is added to Section 1.1 of the Loan and Security Agreement and reads as follows:

                  `"Fonda Fixed Assets Collateral" means those Fixed Assets of the Borrower that are used exclusively in the Fonda business unit of the Borrower and have not at any time been used by any other business unit of the Borrower (including, without limitation, the Sweetheart Cup business unit of the Borrower).'

                  2.7. The definition of "Maximum Revolver Amount" in Section
1.1 of the Loan and Security Agreement is amended by adding the following proviso thereto immediately before the phrase", as reduced as provided in
Section 4.5(b)":

                  "(provided, that upon the issuance of any Senior Refinancing Notes, the Maximum Revolver Amount in effect at such time shall be permanently reduced to $205,000,000, at which time the Commitment of each Lender shall be permanently reduced accordingly based upon each Lender's Pro Rata Share at such time)"

                  2.8. The definition of "Permitted Liens" in Section 1.1 of the Loan and Security Agreement is amended by (i) deleting the word "and" at the end of clause (n) thereof, (ii) deleting the period at the end of clause (o) thereof and substituting therefor "; and" and (iii) adding the following clause (p) thereto:

                  "(p) Liens, if any, granted by the Borrower on Fonda Fixed Assets Collateral securing the obligations of the Borrower under the Senior Refinancing Notes (but only upon (x) the redemption and/or payment in full of the Senior Exchange Notes with the proceeds thereof and proceeds of Junior Subordinated Debt and (y) the holders of the Senior Refinancing Notes (or a trustee on their behalf) and the Agent having entered into an intercreditor agreement in form, scope and substance

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
                  satisfactory to the Agent), subject to the terms and conditions set forth in such intercreditor agreement and in this Agreement."

                  2.9. New definitions "Senior Refinancing Notes" and "Junior Subordinated Debt" are added to Section 1.1 of the Loan and Security Agreement and read as follows:

                  `"Senior Refinancing Notes" means the senior secured notes contemplated to be issued by the Borrower (subject to and to the extent permitted by the terms of this Agreement) to refinance, together with proceeds of Junior Subordinated Debt, all of the outstanding Senior Exchange Notes, which Senior Refinancing Notes shall be issued in an aggregate principal amount not to exceed $100,000,000.

                  "Junior Subordinated Debt" means the unsecured junior subordinated debt contemplated to be issued by the Borrower (subject to and to the extent permitted by the terms of this Agreement) in favor of a supplier of the Borrower acceptable to the Agent and the Majority Lenders in an aggregate principal amount not to exceed $20,000,000.'

                  2.10. The definition of "Stated Termination Date" in Section
1.1 of the Loan and Security Agreement is amended in its entirety to read as follows:

                  `"Stated Termination Date" means August 1, 2006.'

                  2.11. The definition of "Transaction Documents" in Section 1.1 of the Loan and Security Agreement is amended by (i) adding the words "the Senior Refinancing Notes (but only if issued)," immediately after the words "the Senior Replacement Notes (but only if issued)," contained therein and (ii) adding the words ", the notes and note purchase agreement evidencing and/or governing the Junior Subordinated Debt" immediately after the words "the Secured Sale/Leaseback Documents" contained therein.

                  2.12. Section 4.2 of the Loan and Security Agreement is amended by adding the following sentence to the end thereof:

                  "Notwithstanding the foregoing, such early termination fee shall not be payable if this Agreement is terminated prior to December 31, 2004 solely because of the sale of all of the equity interests of the Borrower or Parent to a non-Affiliated Person or the sale of all or substantially all of the equity interests of SF Holdings to a non-Affiliated Person."

                  2.13. Section 4.5 of the Loan and Security Agreement is amended by (i) adding immediately after the second sentence in subsection (a) of such Section the sentence "The Borrower shall use proceeds of Junior Subordinated Debt to prepay the Term Loans in full.", (ii) adding the words "or note purchase agreement" immediately after the words "relevant indenture" in the proviso to the first sentence in subsection (b) of such Section, (iii) adding the words "or redeem" immediately after the words "that the Borrower offer to purchase" in the proviso referred to in clause (ii) above, (iv) adding the words ", Senior Refinancing Notes, notes evidencing Junior Subordinated Debt"

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
immediately after the words "Fonda Senior Subordinated Notes" in the proviso referred to in clause (ii) above, (v) deleting all references to the phrase "Senior Replacement Notes" in subsection (b) of such Section and substituting therefor the phrase "Senior Refinancing Notes" and (vi) deleting the words "Equipment" and "Section 6.1 (a)(v)" in clause (v) of the first parenthetical in subsection (b) of such Section and substituting therefor, respectively, the words "Fonda Fixed Assets Collateral" and "Section 6.1(a)(v) or 6.1 (d), as the case may be,"

                  2.14. Section 6.1(a)(v) of the Loan and Security Agreement is amended by deleting clauses (2) and (3) of the proviso thereto and substituting the following therefor:

                  "and (2) upon and after payment or redemption in full of the Senior Exchange Notes with the proceeds of the Senior Refinancing Notes and proceeds of Junior Subordinated Debt, Equipment of the Borrower to the extent both constituting Fonda Fixed Assets Collateral and securing the payment of the Senior Refinancing Notes shall not constitute Collateral hereunder, but only (i) after the holders of the Senior Refinancing Notes (or a trustee on their behalf) and the Agent enter into an intercreditor agreement in form, scope and substance satisfactory to the Agent and (ii) if such Equipment is not collateral security for the payment of any obligations of the Borrower or Parent under the Secured Sale/Leaseback Documents"

                  2.15. Section 6.1(d) of the Loan and Security Agreement is amended by (i) deleting the proviso in the first sentence thereof and (ii) amending in its entirety the last sentence of such Section 6.1(d) to read as follows:

                  "Upon and after the payment or redemption in full of the Senior Exchange Notes with the proceeds of the Senior Refinancing Notes and proceeds of Junior Subordinated Debt, real property of the Borrower to the extent both constituting Fonda Fixed Assets Collateral and securing the payment of the Senior Refinancing Notes shall not constitute Collateral hereunder and the Agent shall release its security interest and mortgage, if any, thereon, but only (i) after the holders of the Senior Refinancing Notes (or a trustee on their behalf) and the Agent enter into an intercreditor agreement in form, scope and substance satisfactory to the Agent and (ii) if such real property is not collateral security for the payment of any obligations of the Borrower or Parent under the Secured Sale/Leaseback Documents."

                  2.16. Section 6.11(c) of the Loan and Security Agreement is amended by deleting all references therein to the phrase "Senior Replacement Notes" and substituting therefor the phrase "Senior Refinancing Notes".

                  2.17. Section 8.1 of the Loan and Security Agreement is amended by (i) deleting the word "and" at the end of clause (iii) of the last sentence of such section and substituting therefor a comma and (ii) adding the following at the end of such last sentence immediately prior to the period:

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

                  "and (v) with respect to any such borrowing, issuance or delivery made on or after the issuance of the Senior Refinancing Notes (if issued) or the issuance of the Junior Subordinated Debt (if issued), the indenture or note purchase agreement, as applicable, relating to such notes or Debt"

                  2.18. Section 8.24 of the Loan and Security Agreement is amended by adding the following sentences immediately prior to the last sentence of such Section:

                  "The proceeds of the Senior Refinancing Notes (when and if issued) are to be used by the Borrower to redeem or otherwise acquire all of the Senior Exchange Notes and to pay all fees and expenses incurred by the Borrower in connection with the issuance of the Senior Refinancing Notes; provided that in any event the Borrower shall have issued Senior Refinancing Notes in an amount such that the net cash proceeds thereof, together with the proceeds of the Junior Subordinated Debt not used to repay the Term Loans, are sufficient for the Borrower to redeem or otherwise acquire in full all of the Senior Exchange Notes and to pay all fees and expenses incurred by the Borrower in connection with the issuance of the Senior Refinancing Notes. The proceeds of the Junior Subordinated Debt are to be used to repay in full the Term Loans with any excess proceeds to be used to repay Senior Exchange Notes."

                  2.19. Section 9.10(A) of the Loan and Security Agreement is amended by adding the words ", the Senior Refinancing Notes" immediately after the words "the Senior Replacement Notes" in clause (c)(x) thereof.

                  2.20. Section 9.10(L) of the Loan and Security Agreement is amended by deleting clause (iii) thereof and the word "and" immediately preceding such clause and substituting the following therefor:

                  ", (iii) such payment is permitted to be made under the indenture for each of the Fonda Senior Subordinated Notes, the Senior Exchange Notes and the Senior Refinancing Notes (if issued) and (iv) the aggregate amount of all such payments made by the Borrower in any fiscal quarter of the Borrower shall not exceed an amount equal to (x) $3,689,999 less (y) the aggregate amount of all payments made by the Borrower or Parent under clause (a) of the third sentence of Section 9.15 during such fiscal quarter"

                  2.21. Section 9.12 of the Loan and Security Agreement is amended by adding the following to the end thereof immediately prior to the period:

                  "and unsecured guaranties by Parent and Domestic Subsidiaries of the Borrower of the obligations of the Borrower under the Senior Refinancing Notes"

                  2.22. Section 9.13 of the Loan and Security Agreement is amended by (i) deleting the word "and" at the end of clause (j) of such Section,
(ii) deleting the period at the end of clause (k) of such Section and

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
substituting therefor "; and" and (iii) adding new clauses (l) and (m) to the end of such Section which read as follows:

                  "(l) secured Debt under the Senior Refinancing Notes issued solely to refinance all of the Debt under the Senior Exchange Notes and to pay all fees and expenses incurred by the Borrower in connection with the issuance of the Senior Refinancing Notes (which Debt under the Senior Refinancing Notes shall have such terms and conditions, and be issued pursuant to documentation, satisfactory to the Agent and the Majority Lenders), but no increases in the principal amount thereof and no refinancings or renewals thereof; and

                  (m) the Junior Subordinated Debt, but no increases in the principal amount thereof and no refinancings or renewals thereof."

                  2.23. Section 9.14 of the Loan and Security Agreement is amended by (i) adding the words ", the Senior Refinancing Notes, the Junior Subordinated Debt" immediately after the words "the Senior Subordinated Notes, the Fonda Senior Subordinated Notes, the Senior Exchange Notes" in the second parenthetical in the first sentence of such Section, in clause (ii) of such first sentence and in the second sentence of such Section, (ii) deleting the word "and" at the end of clause (iv) of the first sentence of such Section and substituting a comma therefor, (iii) adding a new clause (vi) at the end of clause (v) of the first sentence of such Section immediately before the period which reads as follows:

                  "and (vi) all (and not less than all) of the Senior Exchange Notes with proceeds of Junior Subordinated Debt and the Senior Refinancing Notes (which Senior Refinancing Notes and indenture governing same shall be satisfactory to the Agent and the Majority Lenders)"

, (iv) adding the words ", the Senior Exchange Notes" immediately after the words "Senior Subordinated Notes" in the parenthetical in the second sentence of such Section and (v) deleting the words "clauses (iii), (iv) and (v)" contained in the parenthetical in the second sentence of such Section and substituting therefor the words "clauses (iii), (iv), (v) and (vi)".

                  2.24. Section 9.17 of the Loan and Security Agreement is amended by (i) adding the words ", the Senior Refinancing Notes" immediately before the words "or the Senior Replacement Notes" in the third sentence of such Section and (ii) adding the words "or any document governing or otherwise relating to the Junior Subordinated Debt" immediately after the words "or any indenture or other agreement or document related thereto" in the third sentence of such Section.

                  2.25. Section 9.25 of the Loan and Security Agreement is amended in its entirety to read as follows:

                  "9.25 Minimum Availability. The Borrower will maintain at all times Availability (as calculated below) of not less than $25,000,000 ($20,000,000 during one ninety (90) consecutive day period falling within the period from November 1 of a

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
                  calendar year through and including May 15 of the immediately succeeding calendar year, such ninety (90) consecutive day period to be selected by the Borrower in a writing delivered to the Agent not later than five (5) Business Days prior to the commencement of such ninety (90) consecutive day period), except as permitted by Section 2.2(h). For purposes of this
                  Section 9.25 only, Availability shall be calculated (i) without giving effect to the limitation of the Maximum Revolver Amount set forth in clause (a)(i) thereof and (ii) giving effect to the addition to the otherwise applicable calculation thereof of an amount (subject to reduction as provided in the second succeeding sentence) equal to (x) unless and until the Agent shall receive, at the sole expense of the Borrower, a New Conyers, Georgia Equipment Appraisal (as defined below), $3,162,000 or (y) after the Agent shall receive, at the sole expense of the Borrower, a New Conyers, Georgia Equipment Appraisal, 75% of the Conyers, Georgia Equipment Orderly Liquidation Value (as defined below), in either instance of clause (x) or (y), reduced by 1/60 of the amount of such clause (x) or (y), as the case may be, for each completed calendar month, in the case of clause (x), after November 2003 and, in the case of clause (y), after the Agent's receipt of the New Conyers, Georgia Equipment Appraisal (including the calendar month in which such appraisal is received by the Agent). Further, for purposes of this Section 9.25, (a) "New Conyers, Georgia Equipment Appraisal" means an appraisal of the orderly liquidation value of the Equipment of the Borrower located in Conyers, Georgia conducted on or after December 1, 2003 by an appraiser satisfactory to the Agent, which appraisal shall be in form, scope and substance satisfactory to the Agent, and (b) "Conyers, Georgia Equipment Orderly Liquidation Value" means the orderly liquidation value (which in any event shall give effect to all costs and expenses of liquidation), as determined by the New Conyers, Georgia Equipment Appraisal, of the Equipment of the Borrower located in Conyers, Georgia in which the Agent has a first priority perfected Lien. In the event that the Agent shall, after its receipt of the New Conyers, Georgia Equipment Appraisal, obtain an orderly liquidation value appraisal of the Equipment of the Borrower located in New Conyers, Georgia which shows a lower orderly liquidation value than shown in the New Conyers, Georgia Equipment Appraisal, the Agent may, in its discretion, reduce accordingly the amount included in the above Availability calculation based upon such Equipment (ie. reduce the amount included in Availability as a result of clause (ii) of the second preceding sentence). The Borrower understands and agrees that the Lenders shall have no obligation to provide any financial accommodations to the Borrower hereunder to the extent doing so would result in a breach of this Section 9.25."

                  2.26. Section 9.26 of the Loan and Security Agreement is amended by deleting the ratios "1.10/1" and "1.15/1" used in such Section for fiscal quarters of the Borrower in the 2004 through 2007 Fiscal Years and substituting therefor the ratio "1.05/1".

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
                  2.27. Section 11.1(d) of the Loan and Security Agreement is amended by adding the words ", the Senior Refinancing Notes, the Junior Subordinated Debt" immediately after each usage of the words "Fonda Senior Subordinated Notes" in such Section.

                  2.28. Section 11.1(t) of the Loan and Security Agreement is amended in its entirety to read as follows:

                  "(t) on or prior to December 31, 2003, all of the Senior Exchange Notes are not refinanced, repaid or extended on terms acceptable to the Agent and the Majority Lenders."

                  2.29 Section 13.2 of the Loan and Security Agreement is amended by adding the phrase "or amend or waive Section 11.1(t)" at the end of clause (i) thereof immediately before the semicolon.

                  SECTION 3. SALE OF COLLATERAL SECURING SENIOR REFINANCING NOTES. Each of the Borrower and Holdings agrees that, notwithstanding anything to the contrary in the Loan and Security Agreement, without the prior written consent of the Agent and the Majority Lenders (i) the Borrower shall not transfer to Holdings or any Subsidiary of Holdings or the Borrower any of the collateral at any time securing any of the Senior Refinancing Notes (the "Senior Refinancing Note Collateral"), (ii) the Borrower shall not sell or otherwise transfer or dispose of any Senior Refinancing Note Collateral if such sale, transfer or disposition would, pursuant to the terms of the indenture governing the Senior Refinancing Notes, require the Borrower to offer to redeem or purchase any of the Senior Refinancing Notes, (iii) the Borrower shall not directly or indirectly use the proceeds of any Senior Refinancing Note Collateral to purchase or acquire any equity interests or assets (other than assets constituting Fonda Fixed Assets Collateral and which shall at all times after such purchase or acquisition continue to constitute Fonda Fixed Assets Collateral) and (iv) neither Holdings nor any Subsidiary of the Borrower shall grant a security interest in any of its assets to secure any obligations with respect to the Senior Refinancing Notes or any guaranty thereof. The failure of the Borrower to comply with the foregoing sentence shall constitute an Event of Default.

                  SECTION 4. EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions:

                  (a) the Agent receiving counterparts hereof duly executed and delivered by the Borrower, Holdings, the Lenders and the Agent;

                  (b) the Agent receiving for the ratable benefit of the Lenders an amendment fee in the amount of $200,000; and

                  (c) all Term Loans having been paid in full.

                  SECTION 5. RELEASE FEE. The Borrower agrees that if the Agent's Liens in any Fonda Fixed Assets Collateral is released in connection with the issuance of the Senior Refinancing Notes as contemplated by Section 6.1

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of the Loan and Security Agreement as amended hereby, then the Borrower shall, on the first Business Day of the month following the month in which such release is effected, pay to the Agent for the ratable benefit of the Lenders a release fee in the amount of $800,000. The release fee shall be fully earned upon the release of the Agent's Liens in any Fonda Fixed Assets Collateral as aforesaid and shall be non-refundable.

                  SECTION 6. EQUIPMENT APPRAISALS. Without limitation of any other rights of the Agent or any Lender under the Loan and Security Agreement to obtain or request appraisals at the expense of the Borrower, in the event that by March 31, 2004 the Loan and Security Agreement is not terminated and all Obligations are not paid in full, then the Agent may, at the expense of the Borrower, engage an appraiser to conduct and deliver to the Agent updated appraisals of all of the Equipment of the Borrower constituting Collateral which is located in Conyers, Georgia or otherwise in which the Agent has a first priority Lien, such appraisals to be in form and scope and by an appraiser satisfactory to the Agent and using a methodology requested by the Agent. The foregoing shall not be applicable to Equipment of the Borrower located in Conyers, Georgia if prior to March 31, 2004 the Agent has received the New Conyers, Georgia Equipment Appraisal (as defined in Section 2.25 above).

                  SECTION 7. INTERCREDITOR AGREEMENT. Each Lender hereby grants to the Agent all requisite authority to enter into or otherwise become bound by the intercreditor agreement referred to in Sections 2.14 and 2.15 above and to bind the Lenders thereto by the Agent's entering into or otherwise becoming bound thereby, and no further consent or approval on the part of the Lenders is or will be required in connection with the performance of such intercreditor agreement.

                  SECTION 8. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 9. REFERENCES TO LOAN AND SECURITY AGREEMENT. From and after the effectiveness of this Amendment and the amendments contemplated hereby, all references in the Loan and Security Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan and Security Agreement, as amended and modified by this Amendment, and all references in other documents to the Loan and Security Agreement shall mean such agreement as amended and modified by this Amendment.

                  SECTION 10. RATIFICATION AND CONFIRMATION. The Loan and Security Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Borrower and Holdings represents and warrants that after giving effect to this Amendment (i) all representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified prior date) and (ii) there exists no Default or Event of Default.

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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                 SWEETHEART CUP COMPANY INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 SWEETHEART HOLDINGS INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 BANK OF AMERICA, N.A.
                                 Individually and as Agent


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 CONGRESS FINANCIAL CORPORATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 WHITEHALL BUSINESS CREDIT CORPORATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

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                                 TRANSAMERICA BUSINESS CAPITAL
                                 CORPORATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 NATIONAL CITY COMMERCIAL FINANCE, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 WELLS FARGO FOOTHILL, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 THE CIT GROUP/BUSINESS CREDIT, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

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